UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2023

Tribal Rides International Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56366	37-1758469
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

26060 Acero, Mission Viejo, CA 92691

(Address of principal executive offices, including zip code)

949-434-7259

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.

Modification-Extension of Maturity Date

On November 10, 2021 (the “Issue Date”), Tribal Rides International Corp., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “SPA”) with AJB Capital Investments, LLC, a Delaware limited liability company (the “Lender”), for the purchase of a Convertible Promissory Note in the principal amount of $290,000 (the “Note”). The Note was to originally mature on May 10, 2022, subject to a six-month extension at the Company’s request. The Company exercised the six-month extension changing the maturity date of the Note to November 10, 2022 and the maturity date was subsequently modified to August 10, 2023.

On August 7, 2023, the Company entered into the third Modification-Extension of Maturity Date with the Lender pursuant to which the maturity date of the Note was modified as follows:

(i)	$50,000 on or before September 11, 2023;
(ii)	$100,000 on or before October 11, 2023; and
(iii)	$150,000, together with any and all accrued interest due and owing under the Note, on or before November 11, 2023.

In addition, the Company agreed to issue to the Lender warrants to purchase 2,000,000 shares of Common Stock (the “Warrants”) exercisable at $0.05 per share and terminating five years from issuance.

Item 3.02	Unregistered Sales of Equity Securities.

On August 10, 2023, pursuant to the third Modification-Extension of Maturity Date between the Company and the Lender, the Company issued the Warrants.

The Lender delivered to the Company appropriate investment representations with respect to the Warrants and consented to the imposition of a restrictive legend upon the warrants and shares issuable upon the exercise of the Warrants, respectively. The Lender did not enter into the transaction with the Company as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. The Lender was also afforded the opportunity to ask questions of management and to receive answers concerning the terms and conditions of the transaction. The Warrants were issued without registration under the Securities Act of 1933, as amended, by reason of the exemption from registration afforded by the provisions of Section 4(a)(2) thereof, and Rule 506(b) promulgated thereunder, as a transaction by an issuer not involving any public offering. No selling commissions were paid in connection with the issuances of the Warrants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tribal Rides International Corp.

Date: August 11, 2023	By:	/s/ Joseph Grimes
Joseph Grimes, Chief Executive Officer

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